UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to 240.14a-12

Life Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

The following communications were first made available to employees, customers, suppliers and/or investors of Life Technologies on April 15, 2013:

Employee Letter

Greg Lucier

Chairman and CEO

5791 Van Allen Way

Carlsbad, CA 92008

T 760-603-7202

F 760-930-4874

greg.lucier@lifetech.com

April 15, 2013

Dear Colleagues,

I am pleased to share some exciting news that you have been patiently waiting to hear. This morning we announced that Life Technologies has agreed to combine with Thermo Fisher Scientific for $76.00 per common share. This all cash transaction is valued at approximately $13.6 billion.

Today’s transaction is the culmination of our collective efforts to become a leading Life Sciences company. We have grown tremendously over the past decade and have successfully increased our global footprint by building on a world-class platform, superior execution and a commitment to innovation. Thanks to the work of our entire team, our innovative biotechnology solutions hold leading market positions and are used by customers in more than 180 countries. As our achievements and success have grown, our dedication to shaping discovery and improving life has never wavered.

This combination with Thermo Fisher represents a new chapter of growth and development for both companies building on our technological strengths to accelerate results for life sciences customers working in genomics, proteomics and cell biology. The combined company will also build on its strong foothold in growing markets to meet increasing customer demand in life sciences and healthcare.

About Thermo Fisher Scientific

Thermo Fisher Scientific is a leader in serving science and it supports customers through three premier brands – Thermo Scientific, Fisher Scientific and Unity Lab Services. Like Life Technologies, Thermo Fisher brings strength in three key areas:

•	A commitment to R&D through strategic investments in technology development and complementary acquisitions.
•	They have deep applications expertise, and use that expertise to help their customers solve their analytical challenges. They are well-known by their customers as a productivity provider – and they deliver that through high-performance products and exceptional support.
•	They have global scale: Thermo Fisher has annual revenues of $12.5 billion, with 39,000 employees around the world and is ranked #225 on the Fortune 500 list.

You can find more information on Thermo Fisher on LifeLink.

What This Means for Life Technologies and Our Employees

Our combination with Thermo Fisher offers our employees the opportunity to be part of a premier organization with the depth of resources and innovative spirit needed to sustain success in our industry. The combined size, global reach and broad depth of product offerings will provide immense opportunities for all of us.

It is expected that Mark Stevenson, Life Technologies’ president and chief operating officer, will have a significant leadership role in the combined company. In addition, Thermo Fisher intends to elect a member of the Life Technologies board of directors to the Thermo Fisher board.

After closing, Thermo Fisher is committed to maintaining a significant presence in Carlsbad.

Next Steps

As in any transaction of this size, we anticipate the integration process will require considerable time and the dedication of the management and employees of both companies. As soon as possible, we intend to form an integration planning team comprised of senior executives from both companies to plan the integration and assist with the transition process. Many of the key decisions have not yet been made, but I can tell you that we will be going through the standard regulatory and stockholder approvals, and we will continue to operate as independent companies until this process is completed, which we expect will happen early in 2014.

Importantly, today’s announcement will have no impact on our day-to-day operations and it remains business as usual at Life Technologies. Our commitment to our customers is unwavering, and we will continue to drive our passion for innovation, leading to transformative offerings that enable our customers to develop the breakthrough discoveries that are reshaping our world.

Global Town Halls

Mark Stevenson and I will be presenting a series of town halls via WebEx today to give you more detail on the transaction. We have structured them to accommodate different time zones and regions. There are a few important items you need to note:

1.         Please gather with your colleagues in a conference room at your site and dial in as a group or dial in using your cell phone. We need to do this to accommodate the stresses that are put on our system due to limited phone line availability at our sites.

2.         Please call in only at your assigned time, again, to help us balance the call volume.

3.         You will be receiving a meeting request in Outlook shortly with the WebEx link and dial-in number for your region. The schedule is as follows:

a.	EMEA (9 a.m. PDT)
b.	Americas (Noon PDT)
c.	APJ (5 p.m. PDT)
d.	GREATER CHINA (6 p.m. PDT)

4.         We will also be holding a live, in-person town hall in Carlsbad, today, April 15, at 10 a.m. PDT. If you are in Carlsbad please join us in Newton.

Media Inquiries & More Information

An announcement like this is going to draw attention from media, the financial community and others who follow Life Technologies. As always, it is important for our Company to speak with one voice. If you receive any inquiries about this transaction from members of the media or investment community, I ask that you immediately forward those requests to Suzanne Hatcher at 760-268-7912 or suzanne.hatcher@lifetech.com for media and Agnes Lee at 760-268-7971 or agnes.lee@lifetech.com for investors. I thank you all in advance for your understanding and cooperation.

We have created a space on LifeLink where we will post the press release, documents, video, FAQs and other materials to keep you up to date on what is happening. Additionally, you can talk to you managers should you have questions or concerns.

Thank You

On behalf of the Board and management team, I want to thank you for your continued dedication to Life Technologies. This combination truly is a milestone for Life Technologies – and one that would not have been possible without your vision, dedication and hard work. As we move through this process, we’ll continue to rely on you to focus on the work at hand, serve our partners and customers and stay focused on our purpose of shaping discovery and improving life.

This is an exciting time for Life Technologies and we should be proud of what we have accomplished as a team to make this day possible. I believe this is the right direction for Life Technologies and I’m enthusiastic about what our future holds.

Sincerely,

Greg Lucier

Chairman & Chief Executive Officer

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

Employee FAQ

Employee FAQ

1.	What was announced today?

This morning we announced that Life Technologies has entered into a definitive agreement to combine with Thermo Fisher Scientific for $76.00 in cash per common share. This all cash transaction is valued at approximately $13.6 billion.

2.	Who is Thermo Fisher Scientific?

Thermo Fisher Scientific is a leader in serving science and it supports customers through three premier brands – Thermo Scientific, Fisher Scientific and Unity Lab Services. Thermo Fisher is ranked #225 on the Fortune 500 list, their 2012 revenue was $12.5 billion, and they have 350,000 customers and 39,000 employees. You can find more information on Thermo Fisher on LifeLink.

3.	Why is Life Technologies entering into this transaction?

Our combination with Thermo Fisher reflects the progress we have made executing on our growth strategies, and represents a successful conclusion to the Board’s strategic review to enhance stockholder value and develop an even stronger future for Life Technologies. The transaction creates an industry leader in research, specialty diagnostics and applied markets by bringing together two companies intent on accelerating innovation for customers.

4.	How will this this transaction affect employees?

Our combination with Thermo Fisher offers our employees the opportunity to be part of a premier organization, with the depth of resources and innovative spirit needed to sustain success in our industry. The combined size, global reach and broad depth of product offerings will provide immense opportunities.

Importantly, today’s announcement will have no impact on our day-to-day operations and it remains business as usual at Life Technologies. Our commitment to our customers is unwavering, and we will continue to drive our passion for innovation, leading to transformative offerings that enable our customers to develop the breakthrough discoveries that are reshaping our world.

We have created a space on LifeLink where we will post all press releases, documents, videos, FAQs and other materials to keep you up to date on what is happening.

2

5.	Will there be layoffs as a result of this transaction?

We believe our combination with Thermo Fisher will offer our employees the opportunity to be part of a premier organization, with the depth of resources and innovative spirit needed to sustain success in our industry. However, as with any combination of this size, we expect there will be some overlap in job functions. While it is difficult to predict any outcomes at this time, we are committed to treating all employees with respect and dignity throughout this process and will make every effort to keep you updated on developments and progress as it becomes available.

6.	Will this announcement have an impact on day-to-day operations at Life Technologies?

Today’s announcement will have no impact on our day-to-day operations and it remains business as usual at Life Technologies. Life Technologies and Thermo Fisher will continue to operate as independent companies until this process is completed.

As soon as possible, we intend to form an integration planning team comprised of senior executives from both companies to plan the integration and assist with the transition process. Our goal is to make a seamless transition for our employees, customers and partners.

7.	Will there be any changes to my compensation and benefits?

We will continue to manage our compensation and benefit programs as we currently do in the normal course of business. Between now and the closing date, an integration planning team – comprised of both Life Technologies and Thermo Fisher Scientific – will review all compensation and benefit plans to create an integrated and comprehensive program. If there are changes, these will be communicated to you as information is available.

8.	What happens to my stock options and restricted stock?

Until the transaction closes, your stock options and restricted stock units (RSUs) will continue to vest in accordance with your grant agreement. When the transaction closes:

•	The gain on all outstanding stock options – whether vested or unvested – will be paid out in cash within 5 days of close. The gain will be based on the difference between $76 per share and the exercise price of your options, multiplied by the number of stock options.
•	Time-based RSUs that vest prior to January 1, 2015 will generally be paid out in cash at $76 per share pursuant to the terms of the applicable RSU agreement.
•	Time-based RSUs that vest on or after January 1, 2015 will be converted to a cash award at $76 per share. The award will be paid at the same time it would have otherwise vested. However, if you are involuntarily terminated without cause any time after the transaction closes, this cash award will generally be paid out at the time of your separation.
•	Performance-based RSUs will generally be paid out in cash at $76 per share pursuant to the terms of the applicable RSU agreement.

3

9.	What provisions are there in the event my job is eliminated as a result of the transaction?

The Board of Directors approved a special severance plan for those whose employment is impacted by the transaction. This benefit will become effective on the closing date and remain in effect for two years after the closing date. Details will be available shortly.

10.	When will the transaction be completed? What needs to happen before the transaction can close?

We expect the transaction to be completed early in 2014, subject to approval by Life Technologies stockholders. The transaction is also subject to the satisfaction of customary closing conditions and regulatory approvals.

In the meantime, it remains business as usual at Life Technologies. Our commitment to our customers is unwavering, and we will continue to drive our passion for innovation, leading to transformative offerings that enable our customers to develop the breakthrough discoveries that are reshaping our world.

11.	What will happen to the Carlsbad headquarters?

After closing, Thermo Fisher is committed to maintaining a significant presence in Carlsbad.

It is expected that Mark P. Stevenson, Life Technologies’ president and chief operating officer, will have a significant leadership role in the combined company. In addition, Thermo Fisher intends to elect a member of the Life Technologies board of directors to the Thermo Fisher board.

12.	What should I say if contacted by people outside of the company?

An announcement like this is going to draw attention from media, the financial community and others who follow Life Technologies. As always, it is important for our Company to speak with one voice. If you receive any inquiries about this transaction from members of the media or investment community, I ask that you immediately forward those requests to Suzanne Hatcher at 760-268-7912 or suzanne.hatcher@lifetech.com for media and Agnes Lee at 760-268-7971 or agnes.lee@lifetech.com for investors.

13.	How will I know more about the progress of the transaction?

We are in the early stages of this process and there is still a lot of work ahead of us. We will make every effort to keep you updated on developments and progress throughout the process and have set up a page on LifeLink where you can review the latest information. In the meantime, please stay focused on your day-to-day responsibilities.

4

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

5

About Thermo Presentation

1 | Life Technologies™ Proprietary and Confidential 15 April 2013 About Thermo Fisher Scientific Shaping Discovery. Improving Life.

2 |  Life Technologies™ Proprietary and Confidential 16 April 2013
Cautionary Statement Regarding Forward-Looking Statements
Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life
Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as
“believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook”
and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-
looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-
frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fishe
r and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form
10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and
Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

3 |  Life Technologies™ Proprietary and Confidential 16 April 2013
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by
Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’
proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life
Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.
Participants in Solicitation
Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013.
Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life
Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition
(once available).

4 |  Life Technologies™ Proprietary and Confidential 15 April 2013
About Thermo Fisher Scientific
Thermo Fisher Scientific Inc. (NYSE: TMO) is a leader in serving science. Its mission is to enable its customers to make the world healthier, cleaner and safer. With annual revenues of $12.5
billion, it has approximately 39,000 employees and serves
customers within pharmaceutical and biotech companies,
hospitals and clinical diagnostic labs, universities, research institutions and government agencies, as well as in
environmental and process control industries. It creates value for its key stakeholders through three premier brands, Thermo
Scientific, Fisher Scientific and Unity™ Lab Services, which offer a unique combination of innovative technologies, convenient
purchasing options and a single solution for laboratory
operations management. Its products and services help its
customers solve complex analytical challenges, improve patient diagnostics and increase laboratory productivity.

ThermoFisher SCIENTIFIC

The world leader in serving science

life technologies™

5 |  Life Technologies™ Proprietary and Confidential 15 April 2013
Leadership Team
Leadership
Marc N. Casper, President and Chief Executive Officer
Alan J. Malus, EVP and President, Analytical Technologies
Peter M. Wilver, SVP and Chief Financial Officer
Tom Loewald, SVP and President, Laboratory Products
Edward A. Pesicka, SVP and President, Customer Channels
Andrew J. Thomson, SVP and President, Specialty Diagnostics
Headquarters
Thermo Fisher Scientific Inc.
81 Wyman Street
Waltham, MA 02454

Unmatched Depth

- Innovative technologies
- Applications expertise
- Lab productivity partner

Global Scale

- 39,000 employees in 40 countries
- $13 billion in annual revenues
- Unparalleled commercial reach
- Fortune 225 company

Industry-leading Brands

Thermo SCIENTIFIC

Fisher Scientific

Unity Lab Services

life technologies™

6 | Life Technologies™ Proprietary and Confidential 15 April 2013

7 |  Life Technologies™ Proprietary and Confidential 15 April 2013
Industry-leading offering
to increase laboratory
productivity
Innovative technologies
to solve complex
analytical challenges
Analytical
Technologies
Laboratory
Products and
Services
Specialty
Diagnostics
Leading portfolio of
high-value specialty
diagnostic tests to
improve patient care
32%
22%
46%
Revenue
Note: Based on revenue FY 2012.   Percentages calculated before inter-company eliminations.

8 |  Life Technologies™ Proprietary and Confidential 15 April 2013
End Markets Products Geographies
55%
Consumables
31%
Europe
25%
Instruments,
Equipment &
Software
Services
14%
54%
North America
17%
Asia-
Pacific
ROW
4%
22%
Academic &
Government
27%
Industrial
& Applied
Healthcare
& Diagnostics
26%
25%
Pharma
& Biotech
Balanced and diverse
customer base
Growing presence
in emerging markets
Strong recurring
revenue mix
Note: Percentages  FY 2012.

Thermo SCIENTIFIC

Fisher Scientific

Unity Lab Services

life technologies™

9 |  Life Technologies™ Proprietary and Confidential 15 April 2013
Enabling customer productivity and innovation
Analytical Instruments
Biosciences
Specialty Diagnostics
Laboratory Products
Premier Brands
Convenience
Logistics
eCommerce Platform
Manufacturing
Packaging
Labeling
Logistics
Instrument Services
Enterprise Services
Technology
Leadership
Laboratory Channel Clinical Trial
Services
Unity Lab
Services

10 |  Life Technologies™ Proprietary and Confidential 15 April 2013
Instruments • Consumables • Equipment
• Bioprocessing systems and solutions
• Clinical diagnostic testing products
• Environmental monitoring and safety
• Laboratory equipment
• Laboratory plastic ware, glassware and supplies
• Life science research
• LIMS and laboratory software
• Pathology equipment and supplies
• Process monitoring and industrial instruments
• Scientific instruments and automation

Town Hall Presentation

1 | Life Technologies™ Proprietary and Confidential 4/15/2013 15 April 2013 Combining for Unrivaled Industry Leadership

2 |  Life Technologies™ Proprietary and Confidential 4/15/2013
Cautionary Statement Regarding Forward-Looking Statements
Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life
Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-
looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,”
“anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-
looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life
Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission
(“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and
Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

3 |  Life Technologies™ Proprietary and Confidential 4/15/2013
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life
Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including
Life Technologies’ definitive proxy statement, because they will contain important information about the proposed
transaction.
Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site,
http://www.sec.gov,
or for free from Life Technologies by contacting (760) 603-
7208 or
ir@lifetech.com.
Such documents are not currently available.
Participants in Solicitation
Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life
Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

4 |  Life Technologies™ Proprietary and Confidential 4/15/2013
Transaction Overview
Transaction
Structure
•
Life Technologies will combine with Thermo Fisher for $76
per share in an all cash transaction
Employees
Approvals
Closing
Headquarters
•
Thermo Fisher headquarters are in Waltham, MA;
Committed to maintaining a significant presence in
Carlsbad
•
Combined total:  ~49,000 employees
•
Requires approval by regulatory authorities and Life
Technology shareholders
•
Transaction targeted to close in early 2014

ThermoFisher SCIENTIFIC

life technologies™

life technologies™

5 |  Life Technologies™ Proprietary and Confidential 4/15/2013
Combining Industry Leaders
• World leader in serving science
• Three premier brands:  Thermo
Scientific, Fisher Scientific,
Unity Lab Services
• Annual revenue $12.5 billion
• 39,000 employees
• 350,000 customers
• Headquartered Waltham, MA
• #225 on the Fortune 500
• Premier Life Sciences provider of
scientific research, genetic
analysis and applied sciences
• Seven premier brands:
Invitrogen, Applied Biosystems,
Gibco, Novex, Molecular Probes,
Ion Torrent, Ambion
• Annual revenue $3.8 billion
• 10,000 employees
• 75,000 customers
• 5,000 patents and licenses
• Headquartered Carlsbad, CA

Thermo Fisher Scientific	life technologies
	✔	✔
	✔	✔
	✔	✔
	✔	✔

life technologies

6 | Life Technologies™ Proprietary and Confidential 4/15/2013 Complementing Our Strengths Deep Applications Expertise Commitment to R&D Innovative Technologies Global Scale

7 |  Life Technologies™ Proprietary and Confidential 4/15/2013
About Thermo Fisher
End Markets Products Geographies
55%
Consumables
31%
Europe
25%
Instruments,
Equipment &
Software
Services
14%
54%
North America
17%
Asia-
Pacific
ROW
4%
22%
Academic &
Government
27%
Industrial
& Applied
Healthcare
& Diagnostics
26%
25%
Pharma
& Biotech
Balanced and diverse
customer base
Growing presence
in emerging markets
Strong recurring
revenue mix
Note: Percentages  FY 2012.

Industry-leading offering
to increase laboratory
productivity
Thermo Fisher:  3 Business Segments
Innovative technologies
to solve complex
analytical challenges
Analytical
Technologies
Laboratory
Products and
Services
Specialty
Diagnostics
Leading portfolio of
high-value specialty
diagnostic tests to
improve patient care
32%
32%
22%
22%
46%
46%
Revenue
8 |  Life Technologies™ Proprietary and Confidential 4/15/2013

9 |  Life Technologies™ Proprietary and Confidential 4/15/2013
Shared Vision
Enabling Our Customers to Make the World Healthier, Cleaner and Safer
Leaders in Serving Science
Dedicated to Product Leadership
Building Deep and Lasting Customer Relationships
Commitment to Innovation
Innovating Technologies for Research and Applied Markets

For Our Customers & Partners
This is our opportunity to show our customers the full value of Life Technologies
From now until close there is
NO CHANGE for our customers
Continue to serve our
customers as you normally
would
Customer-Facing Employee FAQs available on LifeLink.
Email questions to customer_questions@lifetech.com
Deliver on our genetic analysis
portfolio including Ion and
qPCR
One Life to the customer –
deliver our full value beyond
products
Drive solid Applied Markets
growth
Continue to focus on our
commercial priorities
Our commitment to our
customers is unwavering
10 |  Life Technologies™ Proprietary and Confidential 4/15/2013

What Happens Next?
This is the first step in a longer integration process
Integration leader to be named and integration teams of
leaders from both companies will work through many
decisions regarding the combination of both companies
Business as usual for now until close, expected to be in early
2014
FOCUS ON OUR BUSINESS
PRIORITIES
1. Transform our Relationship with our Life
Sciences Customers
2. Win in Genetic Analysis from Diagnostics
to Discovery
3. Disciplined Pursuit of Applied Markets
Growth
11 |  Life Technologies™ Proprietary and Confidential 4/15/2013

12 |  Life Technologies™ Proprietary and Confidential 4/15/2013
For More Information
Manager or HR leader
Regular communications on LifeLink
FAQs
Customer updates on our website
Send questions to:  employee.communications@lifetech.com
If you have customer-related questions please forward to
customer_questions@lifetech.com

Re-imagine Sign to Close: What Really Matters Researchers, Scientists and Customers are Counting on Us 13 | Life Technologies™ Proprietary and Confidential 4/15/2013

14 | Life Technologies™ Proprietary and Confidential 4/15/2013 Shaping discovery. Improving life.

Customer Letter

Greg Lucier

Chairman and CEO

5791 Van Allen Way

Carlsbad, CA 92008

T 760-603-7202

F 760-930-4874

greg.lucier@lifetech.com

April 15, 2013

Dear Valued Life Technologies Customer,

I am pleased to share with you some exciting news. This morning we announced that Life Technologies has agreed to combine with Thermo Fisher Scientific in an all cash transaction valued at approximately $13.6 billion.

We are excited about this combination – especially because of the many benefits it is expected to provide to our customers. This combination with Thermo Fisher represents a new chapter of growth and development for both companies building on our technological strengths to accelerate results for life sciences customers working in genomics, proteomics and cell biology. The combined company will also build on its strong foothold in growing markets to meet increasing customer demand in life sciences and healthcare.

We expect to complete the transaction early in 2014. After closing, Thermo Fisher is committed to maintaining a significant presence in Carlsbad. Until then, Thermo Fisher and Life Technologies will continue to operate as independent companies.

Importantly, today’s announcement will have no impact on our day-to-day operations and it remains business as usual. Your company contact will remain the same and you can expect the same innovative products and quality service that you have come to rely on from Life Technologies.

Our commitment to our customers is unwavering, and we will continue to drive our passion for innovation, leading to transformative offerings that enable our customers to develop the breakthrough discoveries that are reshaping our world. We will make every effort to keep you updated on developments and progress throughout the process. As always, if you have any questions, please feel free to call your current Life Technologies representative or send an email to customer_questions@lifetech.com.

We value our relationship and look forward to continuing to work together as we enter this exciting next chapter in our company’s history.

Sincerely,

Greg Lucier

Chairman & Chief Executive Officer

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

Distributor Letter

Greg Lucier

Chairman and CEO

5791 Van Allen Way

Carlsbad, CA 92008

T 760-603-7202

F 760-930-4874

greg.lucier@lifetech.com

April 15, 2013

Dear Valued Life Technologies Distributor:

As you are an important partner to Life Technologies, I wanted to reach out to you with some exciting news about our company. This morning we announced that Life Technologies has agreed to combine with Thermo Fisher Scientific in an all cash transaction valued at approximately $13.6 billion.

We are excited about this combination – especially because of the many benefits it is expected to provide to our customers. This combination with Thermo Fisher represents a new chapter of growth and development for both companies building on our technological strengths to accelerate results for life sciences customers working in genomics, proteomics and cell biology. The combined company will also build on its strong foothold in growing markets to meet increasing customer demand in life sciences and healthcare.

We expect to complete the transaction early in 2014. After closing, Thermo Fisher is committed to maintaining a significant presence in Carlsbad. Until then, Thermo Fisher and Life Technologies will continue to operate as independent companies.

Importantly, today’s announcement will have no impact on our day-to-day operations and it remains business as usual. Your company contact will remain the same, all current contracts will be honored, and you can expect the same innovative products and quality service that you have come to rely on from Life Technologies.

Our commitment to our customers and partners is unwavering, and we will continue to drive our passion for innovation, leading to transformative offerings that enable our customers to develop the breakthrough discoveries that are reshaping our world. We will make every effort to keep you updated on important developments and progress. As always, if you have any questions, please feel free to call your existing Life Technologies representative or send an email customer_questions@lifetech.com.

We value our relationship with your business and look forward to continuing to work together as we enter this exciting next chapter in our company’s history.

Sincerely,

Greg Lucier

Chairman & Chief Executive Officer

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

Customer FAQ

Customer FAQ

1.	What was announced today?

This morning we announced that Life Technologies has agreed to combine with Thermo Fisher Scientific in an all cash transaction valued at approximately $13.6 billion.

2.	Who is Thermo Fisher?

Thermo Fisher Scientific is a leader in serving science and it supports customers through three premier brands – Thermo Scientific, Fisher Scientific and Unity Lab Services. Thermo Fisher is ranked #225 on the Fortune 500 list, their 2012 revenue was $12.5 billion, and they have 350,000 customers and 39,000 employees.

3.	Why is Life Technologies combining with Thermo Fisher?

Our combination with Thermo Fisher reflects the progress we have made executing on our growth strategies, and represents a successful conclusion to the Board’s strategic review to enhance stockholder value and develop an even stronger future for Life Technologies. The transaction creates an industry leader in research, specialty diagnostics and applied markets by bringing together two companies intent on accelerating innovation for customers.

4.	How will this transaction benefit Life Technologies customers?

This combination builds on both companies’ technological strengths to accelerate results for life sciences customers working in genomics, proteomics and cell biology. The combined company will also build on its strong foothold in growing markets to meet increasing customer demand in life sciences and healthcare.

5.	Does this announcement have any immediate impact on Life Technologies customers?

Today’s announcement will have no impact on our day-to-day operations and it remains business as usual. Our commitment to our customers is unwavering, and we will continue to drive our passion for innovation, leading to transformative offerings that enable our customers to develop the breakthrough discoveries that are reshaping our world.

6.	Will there be any changes to Life Technologies’ name, brands, products or services?

We expect to complete the transaction early in 2014. After closing, Thermo Fisher is committed to maintaining a significant presence in Carlsbad. Until then, Thermo Fisher and Life Technologies will continue to operate as independent companies and it remains business as usual. From now until close, Life Technologies will continue to offer its full product portfolio and wide range of services and support to serve our customers.

7.	Should I continue to place orders with Life Technologies, or should I now place orders with Thermo Fisher?

Today’s announcement will have no impact on our day-to-day operations and it remains business as usual. Until the transaction is complete, Life Technologies and Thermo Fisher remain separate companies. Customers should continue to place orders as they always have and we will continue to process and ship orders in the same manner as before.

8.	Will my contacts at the Company change?

There are no changes to your company contacts. You should continue to do business with your existing Life Technologies sales representatives and contacts.

9.	When will the transaction be completed? What needs to happen before the transaction can close?

We expect the transaction to be completed early in 2014, subject to approval by Life Technologies stockholders, the satisfaction of customary closing conditions and regulatory approvals.

10.	How will I know more about the progress of the transaction?

We will make every effort to keep you updated on developments and progress throughout the process. As always, if you have any questions, please feel free to call your existing Life Technologies sales representative or send an email to customer_questions@lifetech.com.

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

Supplier Letter

Mark O’Donnell

Senior Vice President

Global Operations

5791 Van Allen Way

Carlsbad, CA 92008

T 760-603-2841

mark.odonnell@lifetech.com

April 15, 2013

Dear Valued Life Technologies Partner,

I am pleased to share with you some exciting news. This morning we announced that Life Technologies has agreed to combine with Thermo Fisher Scientific in an all cash transaction valued at approximately $13.6 billion.

We are excited about this combination – especially because of the many benefits it is expected to provide to our customers. This combination with Thermo Fisher represents a new chapter of growth and development for both companies building on our technological strengths to accelerate results for life sciences customers working in genomics, proteomics and cell biology. The combined company will also build on its strong foothold in growing markets to meet increasing customer demand in life sciences and healthcare.

We expect to complete the transaction early in 2014. After closing, Thermo Fisher is committed to maintaining a significant presence in Carlsbad. Until then, Thermo Fisher and Life Technologies will continue to operate as independent companies.

Importantly, today’s announcement will have no impact on our day-to-day operations and it remains business as usual. Your company contact will remain the same, all current contracts will be honored and there will be no immediate changes in how we conduct our business with you.

We will make every effort to keep you updated on developments and progress throughout the process. As always, if you have any questions, please feel free to call me personally or your usual Life Technologies representative.

We value our relationship and look forward to continuing to work together as we enter this exciting next chapter in our company’s history.

Sincerely,

Mark O’Donnell

Senior Vice President of Global Operations

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

Investor FAQ

Life Technologies Investor FAQs

1.	What was announced today?

This morning we announced that Life Technologies has agreed to combine with Thermo Fisher Scientific in an all cash transaction valued at approximately $13.6 billion. This strategic combination, which was approved by both companies’ board of directors.

2.	What are the terms of the transaction?

Under the terms of the agreement, Life technologies stockholders will receive $76.00 in cash per common share.

3.	How do I exchange my shares for cash?

Until the transaction is complete, Life Technologies and Thermo Fisher remain independent companies. After all required approvals have been met, and the transaction has been completed, Life Technologies stockholders will be able to eligible to receive cash for their shares. Stockholders are encouraged to contact their broker or the Company’s exchange agent American Stock Transfer & Trust Company at 800-937-5449 for additional information.

4.	Why is this transaction in the best interests of LIFE stockholders? What’s the rationale for the sale?

This combination delivers immediate and significant cash value to our stockholders and represents a successful conclusion to the Board’s strategic review to enhance stockholder value and develop an even stronger future for Life Technologies. This strategic combination, which was approved by both companies’ board of directors, combines two industry leaders to create the leader in research, specialty diagnostics and applied markets.

5.	When is the merger expected to close? What are the conditions to close?

The transaction is expected to close early in 2014. The combination is subject to Life Technologies stockholder vote and satisfying customary closing conditions, including regulatory approvals.

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

Video Transcript

Hi everyone.

I am pleased to share with you information that I know you have been patiently waiting to hear regarding the outcome of our Strategic Review. Today Life Technologies has entered into a definitive agreement to combine with Thermo Fisher Scientific for $76 per share in cash.

We hope you have all had an opportunity to read through the press release, as well as the employee letter and a list of frequently asked questions that was sent to each of you and posted on LifeLink. These documents will answer questions I am sure all of you have and provide more insight and details.

This transaction is the culmination of our efforts to become a leading Life Sciences company.

Look, we have grown tremendously over the past decade and have successfully increased our global footprint by building on a world-class platform, superior execution and a commitment to innovation.

Thanks to the work of our entire team – all of you - our innovative solutions hold leading market positions and are used by customers in 180 countries.

It is your hard work, dedication and expertise in your fields that have made this combination of two very innovative companies a possibility.

As many of you know, Thermo Fisher is a leader in serving science and it supports customers through three premier brands – Thermo Scientific, Fisher Scientific and Unity Lab Corporation – along with a family of specialty product brands.

Now, like Life Technologies, Thermo Fisher brings strength in key areas that complement ours:

•	Firstly, a commitment to R&D through strategic investments in technology development and complementary acquisitions.

•

They have a Depth: that is an expertise around applications and they use that expertise to help customers solve their analytical challenges. They are well-known by their customers as a productivity provider – and they deliver that through high-performance products and exceptional support.

•	They also have a Global Scale: Thermo Fisher generates $12.5 billion in annual revenue, with more than 39,000 employees around the world and is ranked #225 on the Fortune 500 list,

Together we will be able to build on both the companies’ technology strengths to accelerate our results for customers working in proteomics, genomics and cell biology.

And we’re going to build on our strong foothold in growing markets with increased customer demand in life sciences, applied sciences and healthcare.

We know many of you are wondering how this will affect you.

Our combination with Thermo Fisher will offer employees the opportunity to be part of a premier organization, with the depth of resources and innovative spirit needed to sustain success in our increasingly competitive industry.

The combined size, global reach and broad depth of product offerings will provide immense opportunities.

In terms of integration, it’s probably a little too early to speculate on any details. But as soon as possible, we intend to form an integration team comprised of senior executives from both companies, which will work to address how we can best utilize each other’s strengths to bring the two companies together as seamlessly as possible.

And as we move forward with integration planning we will communicate any updates in a timely manner.

As we move forward through this process, it is important to understand that, until the transaction closes, Life Technologies and Thermo Fisher remain separate companies and it’s business as usual.

Please remain focused on serving our partners and our customers to help achieve our Business Priorities for 2013, that is:

•	Transforming the Relationship with Our Life Sciences Customers

•	Winning in Genetic Analysis from Discovery to Diagnostics; and the

•	Disciplined Pursuit of Applied Markets Growth

So what happens next? We need to close out the year with excellence and success, continuing to make a difference with our customers and our technologies.

We’ll make every effort to keep you updated on the developments and progress throughout this process. Greg and I will be visiting our various sites to talk with you and answer any questions that you may have.

We will also be sharing updates with you along the way – and you will find them on LifeLink.

An announcement like this is going to draw attention from the media, the financial community and others who follow Life Technologies and it is important for our Company to speak with one voice.

Now, as a reminder, if you receive any inquiries about this transaction from members of the media or investment community, we ask that you immediately forward those requests on to Suzanne Hatcher in our Corporate Communications department.

In closing, we hope you share our enthusiasm for what the future holds.

We want to thank you for your continued dedication to Life Technologies. This combination truly is a milestone for our company – and one that would not have been possible without your vision, dedication and hard work. You made it possible

We are a phenomenal team – and let’s continue to work for what really matters: the scientists, the researchers and the people who count on us to make a difference in their work as we continue in our quest to shape discovery and improve life.

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Life Technologies’ expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Life Technologies by Thermo Fisher, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Life Technologies’ operations into those of Thermo Fisher; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Life Technologies may be difficult; Thermo Fisher and Life Technologies are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in Life Technologies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and recent current report on form 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Life Technologies, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Thermo Fisher and Life Technologies undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Life Technologies by Thermo Fisher. In connection with the proposed acquisition, Life Technologies intends to file relevant materials with the SEC, including Life Technologies’ proxy statement in preliminary and definitive form. Stockholders of Life Technologies are urged to read all relevant documents filed with the SEC, including Life Technologies’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from Life Technologies by contacting (760) 603-7208 or ir@lifetech.com. Such documents are not currently available.

Participants in Solicitation

Thermo Fisher and its directors and executive officers, and Life Technologies and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Life Technologies common stock in respect of the proposed transaction. Information about the directors and executive officers of Thermo Fisher is set forth in its proxy statement for Thermo Fisher’s 2013 Annual Meeting of stockholders, which was filed with the SEC on April 9, 2013. Information about the directors and executive officers of Life Technologies is set forth in the proxy statement for Life Technologies’ 2013 Annual Meeting of stockholders, which was filed with the SEC on March 15, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).